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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                           _________________________


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 11, 1997



                      TRINET CORPORATE REALTY TRUST, INC.
            (Exact name of Registrant as specified in its Charter)


                                   Maryland
                           (State of Incorporation)


             1-11918                                      94-3175659
     (Commission File Number)                      (IRS Employer Id. Number)



     Four Embarcadero Center, Suite 3150                     94111
              San Francisco, CA                            (Zip Code)
     (Address of principal executive offices)



                                (415) 391-4300
             (Registrant's telephone number, including area code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

Exhibit
Number    Exhibit
------    -------

1.1 Definitive Underwriting Agreement, dated September 11, 1997, relating to the sale of 567,720 shares of the registrant's common stock, par value $.01 per share.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              TRINET CORPORATE REALTY TRUST, INC.


                              By: /s/ A. William Stein
                                  ----------------------------------------------
                                  A. William Stein
                                  Executive Vice President and Chief Financial
                                  Officer (Authorized Officer of the
                                  Registrant and Principal Financial Officer)

Dated:  September 19, 1997

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